Related-Party Transactions	12 Months Ended
Dec. 31, 2021
Related-Party Transactions
Related-Party Transactions

14. Related-Party Transactions

For the years ended December 31, 2021 and 2020, the Company had related-party revenue of $13.7 million and $9.1 million, respectively, and as of December 31, 2021 and 2020, related-party receivables of $2.0 million and $6.9 million, respectively, from Pharmaceutical Products Development, LLC, a shareholder who beneficially owns 5 percent or more of the Company’s shares. Pharmaceutical Products Development, LLC became a minority shareholder of the Company during the first quarter of 2019.

For the years ended December 31, 2021 and 2020, the Company had related-party revenue of $1.4 million and $0.4 million, respectively, and as of December 31, 2020, related-party receivables of $0.1 million, respectively, from Novartis Pharma AG who had a 50% ownership in dRX Capital AG, a shareholder who, until July 2021, had a minority interest in the Company and a seat on the Company’s Board of Directors. In July 2021, dRX Capital AG was dissolved and their interest in the Company was distributed to their owners. This dissolution and distribution did not cause any other shareholder of the Company to obtain a minority interest in the Company.

For the year ended December 31, 2021, the Company had related-party revenue of $0.3 million and an immaterial receivable balance as of December 31, 2021 from AlloVir, a Company in which Redmile Group, LLC has a minority interest. Entities affiliated with Redmile Group, LLC collectively own 5 percent or more of the Company’s shares. For the year ended December 31, 2020, the Company had no related-party revenue or related-party receivables with from AlloVir.